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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-10609, 333-47233 and 333-82565) of Webhire,
Inc. of our report dated December 31, 2001 relating to the financial statements, and of our report dated December 31, 2001 relating to the financial statement schedule, which appear in this Form 10-K.

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 3, 2002